Kaman Corporation (NASDAQ-GS: KAMN)
Kaman Corporation (NASDAQ-GS: KAMN)
Investor Presentation
November 29, 2010

Investment Summary
 ▪ Significant long-term organic growth opportunities in Aerospace and Industrial Distribution
 ▪ High margin Aerospace business anchored by market leading position in specialty bearings
 ▪ Military exposure in Aerospace provides recurring revenue stream
 ▪ Industrial Distribution business benefiting from industrial sector momentum and gaining scale via recent acquisitions
 ▪ Investing in new product development, new product applications, acquisitions and technology to position the Company for long-term growth
 ▪ Strong balance sheet to drive growth and strategic initiatives

Operator of two diversified business segments:
(2010 Nine Month YTD Sales $953 Million)
Industrial Distribution
Aerospace
3rd largest power transmission/motion
control industrial distributor in North
America
Manufacturer and subcontractor in the
global commercial and military
aerospace and defense markets
64% of 2010 Nine Month YTD Revenue
34% of 2010 Nine Month YTD Operating Profit
36% of 2010 Nine Month YTD Revenue
66% of 2010 Nine Month YTD Operating Profit
Corporate Overview

AEROSPACE
2010 Nine Month YTD Sales $340 Million

Aerospace Strategy
 ▪ DEPTH - Focused growth through both internal development and acquisitions to grow participation on major OEM and Tier 1
 programs
 ▪ DIVERSIFICATION - Leverage engineering and worldwide
 manufacturing capability to expand commercial content
 ▪ DIFFERENTIATION - Drive growth of engineering capability to increase design and build content for higher more protected margins

Aerospace Strategy
 ▪ Global Aerosystems acquisition (expected to close 12/10/10)
 - Strongly supports strategic initiative to grow design content for higher more protected margins
 - Strong experienced base of 120 engineers
 - Key customer positions
 • Boeing, Kawasaki Heavy Industries, Mitsubishi Aircraft
 Corporation, Mitsubishi Heavy Industries, Bombardier, Aviation
 Partners Boeing and the Department of Defense

Aerospace End-Markets
Business/
Regional
3%
Military
69%
Commercial
28%
Based on 2009 Sales

Fixed trailing edge
Fuel tank access doors
Top covers
Red denotes bearing products
Nose landing gear
Rudder
Main landing gear
Flaps
Horizontal stabilizer
Doors
Engine/thrust reverser
Aircraft Programs/Capabilities
Flight controls

Manufacture of cockpit
Blade erosion coating
Manufacture and assembly
of tail rotor pylon
Sub assembly and
joining of fuselage
Blade manufacture,
repair and overhaul
Driveline couplings
Bushings
Flight control bearings
Aircraft Programs/Capabilities
Red denotes bearing products

Market leading self lube airframe bearing
product lines
 ▪ Content on virtually every aircraft manufactured today
 with a growing installed base
 ▪ Proprietary technology:

 – KAron® bearing liner system
 – KAflex® driveline couplings
 – Tufflex® machined driveline couplings
 ▪ 95% of sales are for custom engineered applications
 ▪ Operational excellence through lean manufacturing
 ▪ Industry leading lead times

Opportunities - Existing funded programs
 ▪ BLACK HAWK
 ▪ Joint Programmable Fuze (JPF)
 ▪ C-17

Opportunities - Ramp up programs
 ▪ A-10 re-wing
 ▪ Boeing 787
 ▪ F-35 (Joint Strike Fighter)
 ▪ Airbus A380
 ▪ Bell Helicopters

UP
25%
$524 Million
at 10/01/10
$418 Million
at 10/02/09
Opportunities Are Driving Backlog

Opportunities - New programs
 ▪ JSF STOVL lift fan application
 ▪ AW 169
 ▪ Sukhoi Superjet 100
 ▪ Airbus A350
 ▪ Unmanned K-MAX®
 ▪ SH-2G(I)

 ▪ $22 billion market expected to increase 5% to 7% per year
 ▪ Rising air traffic demand
 ▪ High OEM backlog with increasing demand
 – Boeing expects 29,000 new planes to enter commercial fleets by
 2028
 ▪ OEMs are outsourcing an increasing percentage of work
 ▪ Increasing composite content
 ▪ Consolidating market is decreasing the number of small
 independent suppliers
 Source: Wall Street Research
Positioned to benefit from
aerostructure outsourcing trends

INDUSTRIAL DISTRIBUTION
2010 Nine Month YTD Sales $613 Million

Deliver Profitable Growth
Profitability
Operating ROS 3.4% à 7.0%
I
II
III
Strategic Pricing
Management
Optimized Supply
Chain & Logistics
Higher Margin Product
Lines
Global Sourcing /
Leverage purchasing
9
10
11
12
 Growth
 Sales $800M+ à $1.5B
2
3
4
1
 Productivity
 Sales/employee $430k à $600k
6
7
8
5
Industrial Distribution Strategy

 ▪ Third largest industrial distribution firm serving $15 billion of the $23 billion power transmission / motion control market.

 ▪ 207 branches and 5 distribution centers
 ▪ Major product categories:
 - Bearings
 - Mechanical and electrical power transmission
 - Fluid Power
 - Motion control
 - Automation
 - Material handling
 ▪ Metrics:
 - $371,000 sales per employee (2009)
 - 2,000 employees (approximately one third outside sales)
 - 3.5 million SKUs
 - 50,000+ customers
Industrial Distribution Overview

Industrial Distribution

Broad and Growing Distribution Network

 ▪ Organic growth strong
 - Q310 up 17.1%, Q210 up 17.5%
 - OEM markets extremely strong Q310 OEM sales (base business) up 45%
 - MRO markets turned positive in Q2
 - Broad based growth across geographies and end markets
 ▪ Acquisitions accelerating top line and building scale
 - Added geographic coverage, product line expansions, strong franchises
 - Acquisitions expected to add $95 to $100 million in 2010
 - Minarik and Allied expected to be accretive in 2010
Growing via Positive Sector Fundamentals
and Acquisitions

Industrial Distribution
Organic Sales Per Day Trends

Industrial Distribution
Sales Per Day Trends

 ▪ Organic growth strong
 - Q310 up 17.1%, Q210 up 17.5%
 - OEM markets extremely strong
 - MRO markets turned positive in Q2
 - Broad based growth across geographies and end markets
 ▪ Acquisitions accelerating top line and building scale
 - Added geographic coverage, product line expansions,
 strong franchises
 - Acquisitions expected to add $95 to $100 million in 2010
 - Minarik and Allied expected to be accretive in 2010

Growing via Positive Sector Fundamentals
and Acquisitions

Acquisitions
3 Acquisitions Completed to Date in 2010:
 ▪ Minarik (April 30, 2010)
 - Only national distributor of motion control & automation products
 - 2009 sales: $84 million; Purchase price: $42.5 million
 - Expands geographic coverage in 3 of the top 15 markets where Kaman has not been well represented (e.g. San Jose, Cleveland, Chicago)
 - Diversifies traditional MRO customer base through primary OEM presence
 - Expands product offering; positions Kaman as a leader in motion control &
 automation
 ▪ Allied Bearings Supply (April 5, 2010)
 - Distributor of bearings, power transmission, material handling, and industrial supplies
 - 2009 sales: $22 million; Purchase price: $15 million
 - Expands Kaman’s coverage in Oklahoma, Arkansas and Texas
 - Adds volume in core product lines and provides access to chemical and petro-
 chemical industries and oil and gas industries
 ▪ Fawick de Mexico (February 26, 2010)
 - Mexico City based fluid power distributor with coverage throughout most of Mexico
 - 2009 sales: ~$4 million (USD); Purchase price: ~$5.0 million (USD)

Industrial Distribution
Growth Opportunities
 ▪ Broaden product offering organically and through acquisition to win additional business from existing customers and gain market share via new customer additions
 ▪ Enhance margins through a focus on pricing management
 ▪ Recognize sales and cost synergies from the three acquisitions completed in 2010
 ▪ Leverage higher sales to improve operating margin
 ▪ Expand geographic footprint through additional acquisitions in major industrial markets to enhance Kaman’s position in the competition for national and regional accounts
 ▪ Improve productivity through technology investments to enhance return on sales

Key Takeaways
 ▪ Achieved strong Q3 performance after first half disappointments
 ▪ High margin Aerospace business anchored by market leading position in specialty bearings
 ▪ Implementing strategy to grow Industrial Distribution and make it significantly more profitable
 ▪ Investing in new product development, new product applications, and technology to position the Company for long-term growth
 ▪ Acquisitions are a key to growth strategy and we have the balance sheet and financial strength to execute the strategy

FINANCIAL SUMMARY
36%
2010 Nine Month YTD Sales $953 Million

(1) Corporate expense percentage is to Total Sales
(2) As Adjusted
SEGMENT PERFORMANCE (In thousands)	Net Sales		Operating Income/(Loss)		Operating Margin
	Q3 2010	Q3 2009	Q3 2010	Q3 2009	Q3 2010	Q3 2009
Industrial Distribution	$ 223,127	$ 162,921	$ 8,494	$ 3,388	3.8%	2.1%
Aerospace	134,118(2)	126,980	20,986(2)	19,906	15.7%(2)	15.7%
Net gain/(loss) on sale of assets			(5)	(3)
Corporate expense			(7,914)	(8,625)	(2.2%)(1)	(3.0%)(1)
Sales/Op. inc. from continuing ops	$357,245(2)	$ 289,901	$21,561(2)	$ 14,666	6.0%	5.1%

GAAP reconciliation: As reported Aerospace	$ 136,418		$ 19,017
Aerospace contract settlement	(2,259)		1,969
Adjusted - Aerospace	$ 134,118(2)		$ 20,986(2)
Recent Results

(In Millions)	As of 10/01/10	As of 12/31/09	As of 12/31/08
Cash and Cash Equivalents	$ 11.9	$ 18.0	$ 8.2
Notes Payable and Long-term Debt	$ 106.3	$ 63.6	$ 94.2
Shareholders’ Equity	$ 353.4	$ 312.9	$ 274.3
Debt as % of Total Capitalization	23.1%	16.9%	25.6%
Capital Expenditures	$14.5(1)	$ 13.6	$ 16.0
Depreciation & Amortization	$15.3(1)	$ 16.1	$ 12.8
Balance Sheet and Capital Factors
(1)YTD at 10/1/10

APPENDIX

Source: Boeing and Airbus historical data and ISM
Aerospace Orders and Deliveries vs. ISM Index
Why Two Businesses? Diversifies Revenue
0
500
1,000
1,500
2,000
2,500
3,000
30.0
35.0
40.0
45.0
50.0
55.0
60.0
65.0
70.0
Boeing
Airbus
Boeing
Airbus
ISM index
Orders
Deliveries

Kamatics Lean Journey
 ▪ Bloomfield Kamatics facility has successfully
 implemented lean manufacturing processes
 ▪ Since introducing lean in 2000 Kamatics has:
 - Doubled sales
 - Increased return on identifiable assets by more than
 5,400 basis points
 - Kept headcount constant
 - Doubled sales per employee
 - Increased on-time deliveries to more than 90% from less
 than 50%
 - Developed industry leading lead-times of 4-8 weeks from
 12-18 weeks

FORWARD-LOOKING STATEMENTS
This presentation contains forward-looking information relating to the company's business and prospects, including the Aerospace and Industrial
Distribution businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) domestic and foreign economic and competitive conditions in markets served by the company, particularly the defense, commercial aviation and industrial production markets; 5) risks associated with successful implementation and ramp up of significant new programs; 6) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; 7) management's success in increasing the volume of profitable work at the Wichita facility; 8) successful resale of the SH-2G(I) aircraft, equipment and spare parts; 9) receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; 10) satisfactory resolution of the company’s litigation relating to the FMU-143 program; 11) continued support of the existing K-MAX helicopter fleet, including sale of existing K-MAX spare parts inventory;
12) cost estimates associated with environmental remediation activities at the Bloomfield, Moosup and New Hartford, CT facilities and our U.K. facilities;
13) profitable integration of acquired businesses into the company's operations; 14) changes in supplier sales or vendor incentive policies; 15) the effects of price increases or decreases; 16) the effects of pension regulations, pension plan assumptions and future contributions; 17) future levels of indebtedness and capital expenditures; 18) continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; 19) the effects of currency exchange rates and foreign competition on future operations; 20) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; 21) future repurchases and/or issuances of common stock; and 22)
other risks and uncertainties set forth in the company's annual, quarterly and current reports, proxy statements and other filings with the U.S. Securities and Exchange Commission. Any forward-looking information provided in this presentation should be considered with these factors in mind. The company assumes no obligation to update any forward-looking statements contained in this presentation.
Contact: Eric Remington
V.P., Investor Relations
(860) 243-6334
Eric.Remington@kaman.com